                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2002

                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)


              NEVADA                                          84-1037630
  (State or other jurisdiction of                          (I.R.S. employer
  incorporation or organization)                        identification number)


                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 23, 2002, we engaged Brown & Brown, LLP ("Brown & Brown") as our new independent accountants. The decision to appoint Brown & Brown was approved by our Board of Directors as of August 23, 2002.

     During the two most recent fiscal years ended March 31, 2002 and March 31, 2001, and the subsequent interim period through the date hereof, we did not consult Brown & Brown regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Med's financial statements, or for any of the matters or reportable events set forth in the applicable SEC rules and regulations.

ITEM 5. OTHER EVENTS.

     Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not Applicable

     (b) PRO FORMA FINANCIAL INFORMATION.

          Not Applicable

     (c) EXHIBITS.

          Not Applicable


ITEM 8. CHANGE IN FISCAL YEAR.

     Not Applicable

ITEM 9. REGULATION FD DISCLOSURE.

     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Med Diversified, Inc.
                                       (REGISTRANT)

Date:  August 30, 2002                 By:
                                          --------------------------------------
                                          Frank P. Magliochetti, Jr.
                                          Chief Executive Officer